UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 21, 2012

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 21, 2012, CMS Energy Corporation (“CMS Energy”) amended and restated its $550 million secured Revolving Credit Facility (the “CMS Facility”) with a consortium of banks led by Barclays Bank PLC (“Barclays”), J.P. Morgan Securities LLC (“JPMorgan”), Union Bank, N.A. (“Union Bank”) and RBS Securities Inc. (“RBS”).

On December 21, 2012, Consumers Energy Company (“Consumers Energy”) amended and restated its $500 million secured Revolving Credit Facility (the “Consumers Facility”) with a consortium of banks led by JPMorgan, Barclays, Union Bank and RBS.

Both the CMS Facility and the Consumers Facility have 5 year terms, which expire on December 21, 2017, and replace revolving credit facilities that were set to expire in 2016. Obligations under the CMS Facility will continue to be secured by Consumers Energy common stock pursuant to the Pledge and Security Agreement dated as of March 31, 2011, made by CMS Energy to Barclays, as Administrative Agent for the Banks, as defined therein. Obligations under the Consumers Facility will continue to be secured by first mortgage bonds of Consumers Energy issued pursuant to the 114th Supplemental Indenture dated as of March 31, 2011 between Consumers Energy and The Bank of New York Mellon, Trustee. CMS Energy and Consumers Energy expect any drawings under these facilities will be used for general corporate purposes.

Barclays, JPMorgan, Union Bank, RBS and other members of the lending consortiums have provided banking and underwriting services to CMS Energy and Consumers Energy in the ordinary course of business.

The foregoing descriptions of the CMS Facility and the Consumers Facility do not purport to be complete and are qualified in their entirety by the provisions of the CMS Facility and the Consumers Facility, respectively, which are attached hereto as Exhibits 10.1 and 10.2 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	$550 million Amended and Restated Revolving Credit Agreement dated as of December 21, 2012 among CMS Energy, the Banks, as defined therein, and Barclays, as Agent.

10.2	$500 million Amended and Restated Revolving Credit Agreement dated as of December 21, 2012 among Consumers Energy, the Banks, as defined therein, and JPMorgan Chase Bank, N.A., as Agent.

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy Corporation’s (“CMS Energy”) Form 10-K and Consumers Energy Company’s (“Consumers Energy”) Form 10-K each for the Year Ended December 31, 2011 and as updated in CMS Energy’s and Consumers Energy’s Forms 10-Q for the Quarters Ended March 31, 2012, June 30, 2012 and September 30, 2012. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: December 28, 2012	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and
Chief Financial Officer

CONSUMERS ENERGY COMPANY

Dated: December 28, 2012	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and
Chief Financial Officer

Exhibit Index

10.1	$550 million Amended and Restated Revolving Credit Agreement dated as of December 21, 2012 among CMS Energy, the Banks, as defined therein, and Barclays, as Agent.

10.2	$500 million Amended and Restated Revolving Credit Agreement dated as of December 21, 2012 among Consumers Energy, the Banks, as defined therein, and JPMorgan Chase Bank, N.A., as Agent.